UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities ExchangeAct of 1934

Date of Report (Date of earliest event reported): August 12, 2025

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HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road

Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the SecuritiesAct (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the ExchangeAct (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of theAct:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the SecuritiesAct of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities ExchangeAct of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangeAct. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2025, Harvard Bioscience, Inc. (the “Company”) entered into a retention letter agreement (the “Retention Letter Agreement”) with Mark Frost, the Company’s Interim Chief Financial Officer.

The Retention Letter Agreement provides that Mr. Frost will be eligible to receive a cash bonus of $100,000 (the “Retention Bonus”) upon successful refinancing of the indebtedness due under the Company’s existing term loan and senior revolving credit facility (the “Refinancing”) prior to March 15, 2026 (the “Retention Date”). Mr. Frost’s eligibility to receive the Retention Bonus is subject to Mr. Frost’s continued employment with the Company through the date of the Refinancing and, unless earlier terminated by the Company without cause, the Retention Date. The Retention Bonus is being offered to Mr. Frost in lieu of the cash bonus of $50,000 provided in Mr. Frost’s offer letter from the Company dated April 10, 2025.

The Retention Letter Agreement also requires the Company to provide certain payments and benefits in the event of termination of Mr. Frost’s employment without cause prior to the Retention Date. Such benefits include payment of Mr. Frost’s base salary and payment of the Company’s portion of COBRA premiums, in each case, for a period of five months from the date of termination, subject to Mr. Frost signing a general release of claims.

The foregoing description of the Retention Letter Agreement is qualified in its entirety by reference to the complete text of the Retention Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Retention Letter Agreement between Mark Frost and the Company dated August 12, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: August 13, 2025	/s/ Mark Frost
Mark Frost Interim Chief Financial Officer and Treasurer